UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2017

WORLD FUEL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	1-9533 (Commission File Number)	59-2459427 (I.R.S. Employer Identification No.)

9800 N.W. 41st Street Miami, Florida (Address of principal executive offices)	33178 (Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

The following information is provided pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure” and Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

On October 26, 2017, World Fuel Services Corporation (the “Company”) issued a press release reporting its financial results for the third quarter ended September 30, 2017.  A copy of the press release is attached hereto as Exhibit 99.1.

This information and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 26, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 26, 2017	World Fuel Services Corporation

/s/ Ira M. Birns
Ira M. Birns
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 26, 2017